UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 15, 2013, the following clinical abstracts related to product drug candidates of Pharmacyclics, Inc., a Delaware corporation (the “Company”), were released in connection with the American Society of Clinical Oncology Annual Meeting, May 31 - June 4, 2013 in Chicago, Illinois:

•
Oral Abstract Session: Phase Ib Study Combining Ibrutinib with Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients with CD20-Positive B-Cell Non Hodgkin Lymphoma (NHL); Date/Time: June 01, 2013, 1:45PM — 2:00PM, Location: E354a, Author: Dr. Anas Younes

•
Poster Discussion Session: Tumor Genomic Profiling to Reveal Mechanisms of Resistance to the BTK Inhibitor Ibrutinib in Chronic Lymphocytic Leukemia (CLL); Date/Time Poster Display: June 01, 2013, 8:00AM - 12:00PM, Location: S405, Poster Discussion: 12:00PM - 1:00PM, Location: S406, Author: Dr. Joseph Buggy

•	Poster Session: Pharmacokinetics of Ibrutinib in Patients with Chronic Lymphocytic Leukemia; Date/Time: June 02, 2013, 8:00AM - 11:45AM, Location: S Hall A2, Author: Dr. Juthamas Sukbuntherng

•
Poster Session: Open Label Evaluation of ECG in Patients with Chronic Lymphocytic Leukemia (CLL) Receiving Ibrutinib Monotherapy; Date/Time: June 02, 2013, 8:00AM - 11:45AM, Location: S Hall A2, Author: Dr. David Loury

•	Publication Only: Phase I/II study of PCI-27483, a coagulation factor VIIa (FVIIa) inhibitor, in combination with gemcitabine in patients with advanced pancreatic cancer

The foregoing description is qualified in its entirety by reference to the full abstracts, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Abstract: Phase 1b Study Combining Ibrutinib with Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients with CD20-Positive B-Cell Non-Hodgkin Lymphoma (NHL)
99.2	Abstract: Tumor genomic profiling reveals mechanisms of resistance to BTK inhibitor ibrutinib in chronic lymphocytic leukemia (CLL)
99.3	Abstract: Pharmacokinetics (PK) of ibrutinib in patients with chronic lymphocytic leukemia (CLL)
99.4	Abstract: Open label evaluation of ECG in patients with chronic lymphocytic leukemia (CLL) receiving ibrutinib monotherapy
99.5	Abstract: Phase I/II study of PCI-27483, a coagulation factor VIIa (FVIIa) inhibitor, in combination with gemcitabine in patients with advanced pancreatic cancer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2013

PHARMACYCLICS, INC.

By:	/s/ Richard B. Love
Name: Richard B. Love
Title: Vice President, General Counsel and Secretary